 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2016

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Entrance into Real Estate Purchase Agreement for The Preserve at Henderson Beach

On February 22, 2016, Bluerock Residential Growth REIT, Inc. (the “Company”), through BR Henderson Beach, LLC and BRG Henderson Beach, LLC (collectively, “BRG Henderson Beach”), subsidiaries of the Company’s operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), entered into an Assignment of Rights agreement with Bluerock Real Estate, L.L.C. (“BRRE”), the Company’s sponsor, pursuant to which BRRE assigned to BRG Henderson Beach a real estate purchase agreement (the “Real Estate Purchase Agreement”) to acquire in fee simple a 340-unit apartment community located in Destin, Florida, known as Alexan Henderson Beach to be rebranded as The Preserve at Henderson Beach (“The Preserve at Henderson Beach”) from AHB Apartments LLC, a Delaware limited liability company (“Henderson Seller”).  The purchase price for The Preserve at Henderson Beach is $53,700,000, subject to customary adjustments and prorations and including the assumption of the current first priority loan secured by The Preserve at Henderson Beach (the “Existing Loan”) made by Western-Southern Life Assurance Company (“Existing Lender”), which has an expected principal amount as of the anticipated closing date of approximately $37,500,000.  The Company expects to invest approximately $17,000,000 of equity in The Preserve at Henderson Beach, a portion of which will be funded with the proceeds of an I.R.C. §1031 exchange.

The Real Estate Purchase Agreement provides that BRG Henderson Beach (by assignment from BRRE) and Henderson Seller have until March 8, 2016 (the “Assumption Approval Deadline”) to procure Existing Lender’s approval of the assumption of the Existing Loan by BRG Henderson Beach. BRG Henderson Beach may elect to extend the Assumption Approval Deadline by an additional 30 days; however, an earnest money deposit in the aggregate amount of $500,000 would no longer be refundable to BRG Henderson Beach after the commencement of this extension period if Lender does not approve of the assumption of the Existing Loan. If Existing Lender’s approval of the assumption of the Existing Loan is not obtained by the Assumption Approval Deadline, then each of BRG Henderson Beach and Henderson Seller will have the right to terminate the Real Estate Purchase Agreement.

Unless the Real Estate Purchase Agreement is previously terminated, the purchase of The Preserve at Henderson Beach will close on a date no more than 30 days after the later of (x) the Existing Lender’s approval of BRG Henderson Beach’s assumption of the Existing Loan and (y) January 25, 2016. In addition, if certain conditions required to be met by Henderson Seller are not satisfied, then Henderson Seller may elect to extend the date of closing an additional 10 days to satisfy those conditions.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future acquisition of The Preserve at Henderson Beach. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Securities for Services

Base Management Fee

On April 2, 2014, the Company entered into a Management Agreement (as amended by that certain First Amendment to Management Agreement dated February 11, 2015, that certain Second Amendment to Management Agreement dated August 6, 2015, and that certain Third Amendment to Management Agreement dated November 10, 2015, the “Management Agreement”) with the Operating Partnership and the Company’s manager, BRG Manager, LLC (the “Manager”), pursuant to which the Manager administers the business activities and day-to-day operations of the Company and the Operating Partnership. The Management Agreement provides for the payment of a base management fee to the Manager (the “Base Management Fee”) to compensate the Manager for advisory services and certain general management services rendered thereunder. Pursuant to the terms of the Management Agreement, the Base Management Fee is payable in quarterly installments in cash  or in units of the Operating Partnership’s long-term incentive plan (“LTIP Units”), and is calculated by the Manager as set forth in the Management Agreement, which calculation is subject to review by the Company’s board of directors (the “Board”).

On February 22, 2016, the Manager provided the Board with its calculation of the quarterly installment of the Base Management Fee for the three months ended December 31, 2015. The Board reviewed such calculation, and on February 22, 2016, the Board, including its independent directors, authorized and approved payment of the quarterly installment of the Base Management Fee for the three months ended December 31, 2015 entirely in LTIP Units.

The Board, including its independent directors, further approved the issuance by the Operating Partnership to the Manager, on February 29, 2016 (five business days following February 22, 2016) (the “Issuance Date”), of a number of LTIP Units equal to (i) the dollar amount of the portion of the quarterly installment of the Base Management Fee payable in such LTIP Units (calculated by the Manager as $1,133,437), divided by (ii) the average of the closing prices of the Company’s Class A common stock, $0.01 par value per share, on the NYSE MKT on the five business days prior to the Issuance Date (the “5-Day Trading Average”), in payment of the quarterly installment of the Base Management Fee (the “Manager LTIP Units”).

Reimbursable Expenses

As previously disclosed in the Company’s Form 8-K dated November 10, 2015 and filed with the SEC on November 17, 2015 (the “November 8-K”), the Board elected to make payment of Reimbursable Expenses (as defined in the November 8-K) for the fourth quarter of 2015 in LTIP Units. The amount of Reimbursable Expenses for the fourth quarter of 2015 was $138,979. Thus, the number of LTIP Units to be issued in payment of Reimbursable Expenses for the fourth quarter of 2015 will equal $138,979, divided by the 5-Day Trading Average (the “Reimbursement LTIP Units”). The Reimbursement LTIP Units will be issued on February 29, 2016 along with the Manager LTIP Units.

The Board authorized the Company, as the General Partner of the Operating Partnership, to cause the Operating Partnership to issue the Manager LTIP Units and Reimbursement LTIP Units to the Manager in reliance upon exemptions from registration provided by Section 4(A)(2) of the Securities Act of 1933 and Regulation D. The Manager has a substantive, pre-existing relationship with the Company and is an “accredited investor” as defined in Regulation D.

The Manager LTIP Units and Reimbursement LTIP Units shall be fully vested upon issuance, and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be settled in shares of the Company’s Class A common stock. The Manager will be entitled to receive “distribution equivalents” with respect to the Manager LTIP Units and Reimbursement LTIP Units at the same time distributions are paid to the holders of the Company’s Class A common stock.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
10.1	Real Estate Purchase Agreement by and between Bluerock Real Estate, L.L.C. and AHB Apartments LLC, dated as of January 22, 2016.
10.2	Assignment of Rights by and between Bluerock Real Estate, L.L.C. and Bluerock Residential Growth REIT, Inc., through its direct and indirect subsidiaries, BR Henderson Beach, LLC and BRG Henderson Beach, LLC, dated as of February 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: February 26, 2016	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Real Estate Purchase Agreement by and between Bluerock Real Estate, L.L.C. and AHB Apartments LLC, dated as of January 22, 2016.
10.2	Assignment of Rights by and between Bluerock Real Estate, L.L.C. and Bluerock Residential Growth REIT, Inc., through its direct and indirect subsidiaries, BR Henderson Beach, LLC and BRG Henderson Beach, LLC, dated as of February 22, 2016.